Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, HERBERT A. ALLEN, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2018, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2019.

_/s/s Herbert A. Allen_______________
Herbert A. Allen
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, RONALD W. ALLEN, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2018, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2019.

_/s/ Ronald W. Allen_________
Ronald W. Allen
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, MARC BOLLAND, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2018, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2019.

_/s/ Marc Bolland_____________
Marc Bolland
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, ANA BOTĺN, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2018, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2019.

_/s/ Ana Botín___________
Ana Botín
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, RICHARD M. DALEY, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2018, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2019.

__/s/ Richard M. Daley_______
Richard M. Daley
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, CHRISTOPHER C. DAVIS, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2018, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2019.

_/s/ Christopher C. Davis_______
Christopher C. Davis
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, BARRY DILLER, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2018, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2019.

__/s/ Barry Diller__________
Barry Diller
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, HELENE D. GAYLE, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2018, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2019.

__/s/ Helene D. Gayle__________
Helene D. Gayle
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, ALEXIS M. HERMAN, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2018, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2019.

_/s/ Alexis M. Herman________
Alexis M. Herman
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, MUHTAR KENT, Chairman of the Board of Directors and Director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2018, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2019.

_/s/ Muhtar Kent_________
Muhtar Kent
Chairman of the Board of Directors and Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, ROBERT A. KOTICK, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2018, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2019.

__/s/ Robert A. Kotick________
Robert A. Kotick
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, MARIA ELENA LAGOMASINO, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2018, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2019.

__/s/ Maria Elena Lagomasino_____
Maria Elena Lagomasino
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, SAM NUNN, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2018, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2019.

_/s/ Sam Nunn__________
Sam Nunn
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, JAMES QUINCEY, a director of The Coca‑Cola Company (the "Company"), KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2018, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2019.

_/s/ James Quincey________
James Quincey
Chief Executive Officer and Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, CAROLINE TSAY, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2018, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2019.

___/s/ Caroline Tsay_________
Caroline Tsay
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, DAVID B. WEINBERG, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2018, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2019.

__/s/ David B. Weinberg_____
David B. Weinberg
Director
The Coca-Cola Company